SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

                           (Amendment No. ____)

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[ ] Preliminary Proxy Statement
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6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           Rentrak Corporation
             (Name of Registrant as Specified In Its Charter)


 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           RENTRAK CORPORATION
                            One Airport Center
                        7770 N.E. Ambassador Place
                          Portland, Oregon 97220





     To Our Shareholders:

     Our 1997 Annual Meeting of Shareholders will be held at the Company's executive offices, One Airport Center, 7700 N.E.
     Ambassador Place, Portland, Oregon, 97220, on August 11, 1997, at 8:00 a.m., Pacific Daylight Time. The purpose of the meeting is to do the following:

     1. Elect three (3) Class III Directors to serve for a term of three (3) years each;

     2. Consider and act upon a proposal to approve the 1997 Equity Participation Plan of Rentrak Corporation;

     3. Hear and consider reports from certain officers of the Company; and

     4.   Transact such other business as may properly come before the
          meeting or any     adjournments thereof.

     The formal notice of the meeting and the proxy statement containing information pertaining to the meeting follow this letter. The Company's 1997 Annual Report is also enclosed.

     Please be sure to sign, date and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted at the meeting. If you attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.

     Sincerely yours,

     /s/ Ron Berger

     RON BERGER
     Chairman of the Board
     June 25, 1997
                           RENTRAK CORPORATION
                            One Airport Center
                        7770 N.E. Ambassador Place
                          Portland, Oregon 97220

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDER
                        To Be Held August 11, 1997

     The Annual Meeting of Shareholders of Rentrak Corporation (the "Company") will be held on Monday, August 11, 1997, at 8:00 a.m., Pacific Daylight Time, at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon, 97220, for the following purposes:

     1. To elect three (3) Class III Directors to serve for a term of three (3) years each;

     2.   To consider and act upon a proposal to approve the 1997
          Equity Participation Plan of Rentrak Corporation;

     3. To hear and consider reports from certain officers of the Company; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on June 9, 1997, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     The Proxy Statement accompanies this Notice.

     By Order of the
     Board of Directors

     /s/ F. Kim Cox

     F. Kim Cox, Secretary
     June 25, 1997

          Please sign, date and return the enclosed Proxy as soon as possible. A return envelope is enclosed for your convenience.
                           RENTRAK CORPORATION
                            One Airport Center
                        7770 N.E. Ambassador Place
                         Portland, Oregon  97220

                             PROXY STATEMENT
                      Annual Meeting of Shareholders
                        To Be Held August 11, 1997


     DATE, TIME, PLACE OF MEETING

          This Proxy Statement and accompanying proxy and 1997 Annual Report are being mailed on or about June 25, 1997, to the shareholders of Rentrak Corporation (the "Company") in connection with the solicitation by the Board of Directors of the enclosed proxy in connection with the Annual Meeting of Shareholders to be held Monday, August 11, 1997, at 8:00 a.m. Pacific Daylight Time (the "Annual Meeting"), at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220.


     PURPOSE OF ANNUAL MEETING

          The Annual Meeting has been called for the following purpose: (i) to elect three (3) Class III Directors to serve a term of three (3) years each; (ii) to consider and act upon a proposal to approve the 1997 Equity Participation Plan of Rentrak Corporation; (iii) to hear and consider reports from certain officers of the Company; and (iv) to transact such other business as may properly come before the meeting or any adjournments thereof. Section 2.3.1 of the Company's 1995 Amended and Restated Bylaws sets forth procedures to be followed for introducing business at a shareholders meeting.

          All shares represented by the enclosed proxy, if received prior to the meeting, will be voted in the manner specified by the shareholder. To the extent authority is not specifically withheld to vote for the Director nominees, the shares represented by the proxy will be voted FOR such nominees and FOR the approval of the 1997 Equity Participation Plan of Rentrak Corporation.

          The Company has no knowledge of any other matters to be presented at the meeting. In the event other matters do properly come before the meeting in accordance with the Company's 1995 Amended and Restated Bylaws, the persons named in the proxy will vote such proxies in accordance with their judgment on such matters.


     REVOCATION OF PROXIES

          The execution of a proxy will in no way affect a shareholder's right to attend the meeting and vote in person.
     Any shareholder may revoke their proxy either by giving written notice of such revocation to the Secretary of the Company at its principal executive offices at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220, prior to the Annual Meeting or by revoking it in person at the Meeting. A proxy will also be revoked upon timely receipt by the Company of a properly executed later dated proxy covering the same shares as the earlier proxy.


     SOLICITATION OF PROXIES

          Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of the Company for use at the Annual Meeting. The two persons named as proxies in the proxy have been selected by the Board of Directors and will vote all shares for which valid proxies are granted to them. Unless otherwise specified in the proxy, the proxy will be voted to ELECT as Directors all of the nominees listed under Item 1 below and to APPROVE the 1997 Equity Participation Plan of Rentrak Corporation.

          The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to solicitation by mail, Directors, officers and employees of the Company may solicit proxies from shareholders of the Company, personally or by telephone or telegram, without receiving any additional remuneration. Brokerage houses, nominees and other fiduciaries have been requested to forward soliciting materials to beneficial owners and will be reimbursed for their expenses by the Company. In addition, the Company reserves the right to use the services of an independent proxy solicitation firm to assist with the solicitation of proxies. If the services of an independent proxy solicitation firm are used, the cost is estimated not to exceed $35,000.


     1998 SHAREHOLDER PROPOSALS

          The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 1998
     Annual Meeting of Shareholders is no later than April 13, 1998.


     VOTING SECURITIES

          Only holders of record of the Company's Common Stock on June 9, 1997, the record date fixed by the Board of Directors for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. On June 9, 1997, 11,609,005 shares of Common Stock, .001 par value, were outstanding and held of record by approximately 376 shareholders. All outstanding shares of Common Stock are to be voted as a single class, and each share of Common Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock constitutes a quorum.

          Assuming the existence of a quorum, the affirmative vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, will be required to elect persons to the Board of Directors. Abstention from voting and broker non-votes will have no effect on the outcome of the election of Directors. Holders of Common Stock are not entitled to cumulate their votes in the election of Directors. As a result, the holders of more than 50% of the shares voting for the election of Directors can elect all
     of the Directors if they choose to do so.   Assuming the
     existence of a quorum, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, will be required to approve the 1997 Equity Participation Plan of Rentrak Corporation. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to such proposal. With respect to approval of the Plan, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.


                    PROPOSAL 1: ELECTION OF DIRECTORS

          The Company's 1995 Amended and Restated Bylaws provide that the Board of Directors, presently consisting of seven Directors, be divided into three classes: Class I, Class II and Class III. At the Annual Meeting, the shareholders are being asked to elect the following three (3) Class III Directors: Messrs. James Jimirro, Bill LeVine and Herbert Fischer, for a term of three (3) years each. Each Director holds office until the annual meeting at which his respective term expires and until his successor is duly elected and qualified. If vacancies occur, the Board of Directors may elect a replacement to serve for the remainder of the unexpired term.

          Nominees James Jimirro and Bill LeVine currently serve as members of the Board of Directors, having been elected by the stockholders to a term of three years at the 1994 Annual Meeting of Shareholders. Nominee Herbert Fischer also currently serves as a member of the Board of Directors, having been recently elected by the Board of Directors on February 27, 1997 to fill the vacancy in the Class III seat formerly occupied by Ron Berger. Mr. Berger resigned his Class III directorship in order to fill the vacancy in the Class I directorship created by L. Barton Alexander's death so that the three classes of Directors would be more evenly apportioned. There are no arrangements or understandings between any of the Directors pursuant to which any of the nominees were selected to such position. The nominees and certain background information about them are set forth below:

     NOMINEES FOR CLASS III DIRECTORS (TERMS EXPIRE IN 2000)

          JAMES JIMIRRO (60). Since 1986, Mr. Jimirro has been the Chairman of the Board of Directors, President and Chief Executive Officer of J2 Communications, a program supplier to the Company. Mr. Jimirro has been a Director of the Company since November 1990.

          BILL LEVINE (77). In January 1988, Mr. LeVine founded and became President of LeVine Enterprises, Inc., an investment firm. Mr. LeVine is also a past member of the Board of Directors of the International Franchise Association. Mr. LeVine serves as a Director of the First Business Bank of Los Angeles, California, B.C.T. Inc., of Fort Lauderdale, Florida, Fast Frame of Los Angeles, California and California Closet of San Francisco, California. Mr. LeVine has been a Director of the Company since April 1985.

          HERBERT FISCHER (57). Since 1990, Mr. Fischer has been the President of Mediacopy, a company that duplicates video cassettes for major movie studios. Mr. Fischer has been a Director of the Company since February 27, 1997.

          The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director. In the event, however, of the death or unavailability of any nominee or nominees, the proxy will be voted for such other person or persons as the Board of Directors may recommend. Proxies cannot be voted for more than three (3) nominees.

          The Board of Directors recommends a vote FOR the election of each of the nominees for Director.

     DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

          The remaining Class I and Class II Directors whose terms have not yet expired and are therefore not standing for election this year are as follows:

                 CLASS I DIRECTORS (TERMS EXPIRE IN 1998)

          PETER DAL BIANCO (49). Mr. Dal Bianco founded and has served as President of Pamley Enterprises, Ltd. ("Pamley") since November 1975. Pamley owns a number of audio-video retail outlets that participate in the PPT Program. Mr. Dal Bianco has been a Director of the Company since September 1984.

          RON BERGER (49). Since founding the Company in 1977, Mr. Berger has served as President and Chief Executive Officer, except for brief periods in other positions in 1981 and 1984. Since September 1984, he has also served as the Company's Chairman of the Board. On February 27, 1997, Mr. Berger resigned from the Class III seat now occupied by Herbert Fischer and was elected by the Board of Directors to fill the Class I vacancy created by the death of L. Barton Alexander. Following Mr. Alexander's death there was only one Class I Director. In order to more evenly apportion the number of Directors among the three classes of directorships in accordance with ORS 60.317, Mr. Berger was elected to fill the vacant Class I Director position. Mr. Berger's election as a Class I Director caused there to be two Directors in each class until the recent election of Herb Fischer, which resulted in there being three Class III Directors. Mr. Berger also serves as a member of the Board of Directors of American Contractors Indemnity, Los Angeles, California, the International Franchise Association and the Video Software Dealers Association.

                Class II Directors (Terms Expire in 1999)

          MUNEAKI MASUDA (46). Mr. Masuda founded Rentrak Japan, a joint venture formed with Convenience Culture Club ("CCC"). The Company currently owns a ten percent equity interest in Rentrak Japan and CCC's parent company is the controlling stockholder. Since December 1988, Mr. Masuda has served as President and Chairman of CCC. Mr. Masuda has been a Director of the Company since August 1990. Pursuant to a Common Stock Purchase Agreement between the Company and CCC, entered into as of December 20, 1989, the Company's Board of Directors is required, subject to fiduciary obligations to all shareholders, to nominate Mr. Muneaki Masuda, CCC's designee, as a Director and use its best efforts to vote in favor of Mr. Masuda those shares for which the Company's management and Board hold proxies or are otherwise entitled to vote. Mr. Masuda is also a Director of Blowout Entertainment, Inc. and GAGA Communications.

          STEPHEN ROBERTS (59). In July 1990, Mr. Roberts formed R&G Video, which acquired the home video rights for the New World film library. Mr. Roberts is a member of the Academy of Motion Pictures Arts and Sciences, the Academy of Television Arts and Sciences, and a former Director of the Motion Picture Association of America. Mr. Roberts has been a Director of the Company since December 1988 and currently serves as a consultant to the Company.

          See "CERTAIN RELATIONSHIPS AND TRANSACTIONS" for a discussion of certain agreements and relationships between the Company and its Directors.


     COMMITTEES AND MEETINGS OF THE BOARD

          The Board of Directors has a Compensation Committee, a Stock Option Committee and an Audit Committee. The Board does not have a nominating committee.

          The Compensation Committee was comprised of James Jimirro, Bill LeVine and Stephen Roberts and was responsible for evaluating the performance of the Company's management and determining the method of compensating the Company's salaried employees. The Compensation Committee was also responsible for administering and granting options under the Company's 1986 Second Amended and Restated Stock Option Plan. During the fiscal year ended March 31, 1997, the Compensation Committee held two
     (2) meetings.

          The Stock Option Committee was established on February 27, 1997, was comprised of James Jimirro and Bill LeVine, and was responsible for administering the 1997 Non-Officer Employee Stock Option Plan and the 1997 Equity Participation Plan of Rentrak Corporation. During the fiscal year ended March 31, 1997, the Stock Option Committee held one (1) meeting.

          The Audit Committee was comprised of Peter Dal Bianco, Bill LeVine and Stephen Roberts and was responsible for evaluating the integrity of the Company's financial reporting to shareholders. During the fiscal year ended March 31, 1997, the Audit Committee met three (3) times.

          During the fiscal year ended March 31, 1997, there were four
     (4) regular meetings of the Company's Board of Directors which were held in person, and eleven (11) special meetings which were conducted by telephone conference call. Each Director attended at least 75% of the total number of meetings held by the Board of Directors and the committees of the Board of Directors on which he served during the fiscal year ended March 31, 1997, except for Muneaki Masuda who attended 47 percent of the Company's Board meetings.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
     1934

          Section 16(a) of the 1934 Act requires the Company's Directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's common stock ("ten percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of the Company. To the Company's knowledge, based solely upon a review of the copies of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company or otherwise in its files, the Company's officers, Directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements, except as follows:

          Carolyn Pihl, the Chief Accounting Officer, did not timely file a Form 3 after her appointment as Chief Accounting Officer in fiscal 1997. The Form 3 was filed thirty days after the date of such appointment.

          Christopher Roberts, the Vice President, Sales, failed to timely file a Form 3 after he became an "officer" in fiscal 1997 for purposes of Section 16(a)'s reporting requirements. He also failed to timely file a Form 5 disclosing his purchase of 168 shares of the Company's common stock in three transactions in fiscal 1997. Mr. Roberts has since filed the required Form 3 and Form 5.

          Amir Yazdani, the Vice President, Management Information Systems, Marty Graham, the Vice President, Product Development, and Ed Barnick, the Vice President, Distribution, each failed to timely file a Form 3 when they became "officers" for purposes of
     Section 16(a)'s reporting requirements following the departure of James P. Weiss from the Company and their subsequent assumption of additional responsibilities and duties. Messrs. Yazdani, Graham and Barnick have each since filed the required Form 3.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS

          The following table sets forth, as of May 28, 1997, information furnished to the Company with respect to the ownership of the Company's Common Stock by each of the Company's Directors and nominees to the Board of Directors, the Chief Executive and the named executive officers, all officers and Directors as a group, and each person (including any group) known by the Company to be beneficial owner of more than 5% of the Company's Common Stock.

                                                              Amount and
                                                               Nature of  Percent
                                                              Beneficial  of Shares
     Name & Address of Beneficial Owner (1)                    Ownership  Outstanding

     Ron Berger                                            1,204,573 (2)   9.23
     Peter Dal Bianco                                        162,349 (3)   1.24
     Herbert Fischer                                          10,000        *
     Jim Jimirro                                              28,906 (4)    *
     Bill Levine                                             452,511 (5)   3.47
     Muneaki Masuda                                        1,036,519 (6)   7.94
     Stephen Roberts                                         169,866 (7)   1.30
     F. Kim Cox                                              197,554 (8)   1.51
     Michael Lightbourne                                               0    *
     Christopher Roberts                                      19,100 (9)    *
     Amir Yazdani                                            55,763 (10)    *
     James P. Weiss                                           21,679(11)    *
     All Officers and Directors as a group                3,455,103 (12)  26.47
     (15 persons)
     Culture Convenience Club Co., Ltd.                   1,004,000 (13)   8.61
     1-4-70 Shiromi, 16th Floor
     Chuo-ku, Osaka 540, Japan

     (*)  Less than 1.00%
     (1) The address of each of the Directors and officers is the Company's address, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220.
     (2) Includes 57,500 shares of Common Stock held by Mr. Berger's parents and 795,722 shares of Common Stock subject to options exercisable within 60 days of the date of the table. Mr. Berger disclaims beneficial ownership of all shares held by his parents.
     (3) Includes 32,519 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (4) Includes 28,906 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (5) Includes 21,680 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (6) Mr. Masuda is an officer and controlling shareholder of Culture Convenience Club Co., Ltd. and therefore includes 1,004,000 shares owned by Culture Convenience Club Co., Ltd. Also includes 32,519 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (7) Includes 169,866 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (8) Includes 195,550 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (9) Includes 18,833 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (10) Includes 55,197 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (11) Includes 21,679 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (12) Includes 1,431,618 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
     (13) As indicated in footnote 7 to this table, these shares are beneficially owned by Muneaki Masuda, a Director of the Company and controlling shareholder of Culture Convenience Club Co., Ltd.

          Unless otherwise indicated in the notes to the foregoing table, beneficial ownership of each of the shares of Common Stock listed in the foregoing table is comprised of sole voting power and sole investment power.



      EXECUTIVE OFFICERS

          The following table identifies the executive officers of the Company as of March 31, 1997, the age of each executive, the positions they hold, the year in which they began serving in their respective capacities, and their past business experience:

                                        Position          Current Position(s)
                                          Held              with Company and
           Name               Age          Since        Past Business Experience

     Ron  Berger              49          1984       President, Chief Executive Officer and
                                                     Chairman of the Board; Since founding the
                                                     Company in 1977, Mr. Berger has served as
                                                     President and Chief Executive Officer, except
                                                     for brief periods in other positions in 1981
                                                     and 1984.  Since September 1984, he has also
                                                     served as the Company's Chairman of the
                                                     Board.  Mr. Berger also serves as a member of
                                                     the Board of Directors American Contractors
                                                     Indemnity and as a member of the Board of
                                                     Directors of the Video Software Dealers
                                                     Association and of the International
                                                     Franchise Association.
     F. Kim Cox               44          1995       Executive Vice President, Chief Financial
                                                     Officer, Secretary, Treasurer; From 1991
                                                     until 1995, Mr. Cox served as Executive Vice
                                                     President - Strategic Planning, Secretary,
                                                     Treasurer; From 1985 until June 1, 1991, Mr.
                                                     Cox served as Chief Financial Officer and
                                                     Vice President of Finance.  Prior to joining
                                                     the Company in 1985, Mr. Cox was a practicing
                                                     attorney with the firm of Garvey, Schubert,
                                                     Adams & Barer from 1983 to 1985, and with the
                                                     firm of McClaskey & Greig from 1980 to 1983.
                                                     Prior to that, Mr. Cox practiced accounting
                                                     with the firm of Arthur Andersen & Co.
     Michael R.               50          1997       Executive Vice President.  Prior to joining
     Lightbourne                                     the Company as Director of Sales in September
                                                     of 1988, Mr. Lightbourne was President and
                                                     founder of MRL Enterprises, a sales and
                                                     marketing consulting firm which he began in
                                                     1982.  Mr. Lightbourne was Vice President,
                                                     Marketing from 1991 to 1992, and Senior Vice
                                                     President, Marketing from 1992 to 1996.
     Christopher              29          1994       Vice President, Sales.  Prior to becoming
     Roberts                                         Vice President, Sales, Mr. Roberts was the
                                                     National Director of Sales for the Company, a
                                                     position he had held since September 1992.
     Amir Yazdani             37          1993       Vice President, Management Information
                                                     Systems.  Prior to becoming Vice President,
                                                     Management Information Systems, Mr. Yazdani
                                                     served as the Company's Director of
                                                     Management Information Systems.

     EXECUTIVE COMPENSATION

             The following table sets forth all compensation paid by Rentrak to the Chief Executive Officer and the executive officers whose salary and bonus for the last completed fiscal year exceeds $100,000 (the "Named Executive Officers") for the fiscal years ended March 31, 1997, 1996 and 1995.

                       SUMMARY COMPENSATION TABLE


                                        Long-Term Compensation
                                                                       Payouts
                         Annual Compensation   Awards
                Fiscal
                Year                         Other        Restricted  Securities           All Other
  Name and      Ended                        Annual       Stock       Underlying  LTIP     Compen-
  Principal    March    Salary    Bonus     Compen-      Award(s)    Options/    Payouts  sation
  Position      31,      ($)       ($)(1)    sation ($)   $           SARs(#)(2)  ($)      ($)(3)

  Ron Berger,    1997    389,080      0       0           0               0       0        85,748
  President      1996    315,833   258,881    0           0               0       0        28,438
  and Chief      1995    277,036   59,623     0           0           2,083,045   0        9,415
  Executive
  Officer
  Michael        1997    100,159   5,793      0           0               0       0        3,533
  Lightbourne,   1996    153,708   39,000     0           0            8130       0        5,661
  Executive      1995    150,000   6,304      0           0           220,032     0        6,635
  Vice
  President
  F. Kim Cox,    1997    187,344   18,067     0           0               0       0        4,899
  Executive      1996    150,583   25,000     0           0           231,879     0        5,375
  Vice           1995    132,677   53,938     0           0           10,714      0        5,996
  President,
  Chief
  Financial
  Officer,
  Secretary
  and
  Treasurer

  Christopher   1997     117,993   33,000     0           0               0       0        1,150
  Roberts,      1996     99,921    13,133     0           0           16,800      0        1,811
  Vice          1995     92,002    11,943     0           0           4,336       0          920
  President,
  Sales

  Amir          1997     142,549      0       0           0               0       0        3,788
  Yazdani,      1996     109,266   39,513     0           0           18,968      0        3,343
  Vice          1995     90,372    3,132      0           0           8,671       0        1,068
  President,
  Information
  Systems

  James P.       1997    165,603   18,067     0           0               0       0        5,944
  Weiss,         1996    127,656   28,265     0           0           21,678      0        2,757
  former         1995    58,889       0       0           0           27,098      0        19,498
  Senior Vice
  President,
  Operations

     (1) These amounts were awarded based on the results of the prior fiscal year, but were paid during the year noted. Bonuses with respect to fiscal 1997 results have been awarded in fiscal 1998.
     (2) All figures in this column reflect an antidilution adjustment following the spin-off of Blowout Entertainment, Inc. in fiscal 1997. Such adjustment did not change the aggregate exercise price of the outstanding options. The securities listed for Ron Berger in 1995 pertain to one option for 1,000,000 shares that was cancelled and replaced by an option to purchase 1,000,000 shares.
     (3) Amounts disclosed in this column reflect the following matching contributions during fiscal 1997 on behalf of the named executives with regard to Rentrak's 401(k) plan: Ron Berger $1,588, Michael Lightbourne $779, F. Kim Cox $1,916, Christopher Roberts $1,150, James P. Weiss $549 and Amir Yazdani $2,645. The Company also made payments to supplemental disability and life insurance plans during fiscal 1997 for the following named executives: Ron Berger $4,634, Michael Lightbourne $2,754, F. Kim Cox $2,983 and Amir Yazdani $1,143. In addition, the Company made payments for automobile leases during fiscal 1997 for the following named executives: Ron Berger $79,526 and James P. Weiss $5,395.


     STOCK OPTION AWARDS

          Information concerning grants of stock options to the Named Executive Officers during fiscal year 1997 is stated below. As indicated by the table, no options were granted to the Named Executive Officers during fiscal 1997. Options outstanding during fiscal 1997 were adjusted for dilution to take into account the spin-off of Blowout Entertainment, Inc., but the aggregate exercise price of such options did not change.

                    OPTIONS/SAR GRANTS IN FISCAL 1997

                                     Potential Realizable Value
                                     at Assumed Annual Rates
                                     of Stock Price Appreciation
                             Individual Grantsfor Option Term

                      Number of      % of Total
                      Securities     Options/SARs  Exercise
                      Underlying     Granted to    or Base
     Name             Options/SARs   Employees in  Price       Expiration
                      Granted (#)    Fiscal Year   ($/Sh)      Date            5%        10%

     Ron Berger              0                0          0               0           0          0
     Michael                 0                0          0               0           0          0
     Lightbourne
     F. Kim Cox              0                0          0               0           0          0

     Christopher             0                0          0               0           0          0
     Roberts
     Amir Yazdani            0                0          0               0           0          0
     James P. Weiss          0                0          0               0           0          0


     STOCK OPTION EXERCISES

             The following table sets forth information concerning stock option exercises by the Named Executive Officers for the fiscal year ended March 31, 1997 and the value of in-the-money options (i.e., options in which the market value of Rentrak Common Stock exceeds the exercise price of the options) held by such individuals on March 31, 1997. No stock appreciation rights ("SAR's") have been granted to, or are currently held by, the Named Executive Officers. The value of the in-the-money options is based on the difference between the exercise price of such options and the closing price of Rentrak Common Stock on March 31, 1997, which was $2.75 per share. The value realized on exercised options is based on the difference between the exercise price for the options and the closing price of Rentrak Common Stock on the date of exercise.

            AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTION/SAR VALUES


                                        Number of Securities              Value of Unexercised
                                        Underlying Unexercised            In-the-Money Options
                    Shares              Options/SARs at FY-End            at FY-End ($)
                    Acquired  Value
                    on        Realized  (#)Exercisable/                   Exercisable/
      Name          Exercise  ($)           Unexercisable                     Unexercisable
                    (#)

     Ron Berger       0        0        546,665 / 682,263                    0 / 0
     Michael          0        0            0 / 0                            0 / 0
     Lightbourne
     F. Kim Cox       0        0        143,011 / 188,775                  52,496 / 0
     Christopher      0        0        14,632 / 15,718                     803 / 0
     Roberts
     Amir Yazdani     0        0        47,609 / 32,926                   19,289 / 15,232
     James P.         0        0        18,969 / 29,807                      0 / 0
     Weiss


     COMPENSATION OF DIRECTORS

          The Company compensates Directors, other than employees who are Directors, for their services by payment of $500 for each Board meeting attended and $500 for each telephone conference Board meeting. In addition, each non-employee Director is paid an annual board fee of $15,000. The Company also reimburses Directors for their travel expenses for each meeting attended in person. During fiscal year 1997, each non-employee Director was granted an option to acquire 5,000 shares of the Company's Common Stock pursuant to the Company's Amended and Restated Directors Stock Option Plan. Automatic grants of such options to nonemployee Directors occur annually under the Company's Amended and Restated Directors Stock Option Plan on April 1 of each year. If the 1997 Equity Participation Plan of Rentrak Corporation is adopted by the Company's shareholders, the following additional options will be granted on April 1 of each year: (i) an option to purchase 10,000 shares of the Company's Common Stock to each nonemployee Director of the Company; and (ii) an option to purchase 2,500 shares of the Company's Common Stock to any nonemployee Chairman of the Board and to each nonemployee Committee Chairman.


     EMPLOYMENT AGREEMENTS

          RON BERGER. Effective June 1, 1994, the Company entered into a five year employment agreement with Mr. Berger under which Mr. Berger is employed as the Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Under the agreement, Mr. Berger received an annual base salary of $330,000 for the period ending March 31, 1997, and will receive an annual base salary of $360,000 for the period ending May 31, 1998, and $390,000 for the period ending May 31, 1999. Mr. Berger is also entitled to receive certain cash bonuses under formulae based upon the Company's pre-tax profits. If Mr. Berger is terminated for certain reasons other than for "cause," as defined in the agreement, he is entitled to receive all of the compensation set forth in the agreement for the remaining term of the agreement. If Mr. Berger is terminated for cause, he will receive only the full amount of all compensation accrued as of the date of termination. In the event of a "change of control" of the Company, as defined in the agreement, Mr. Berger may elect to receive severance equal to the greater of: (i) the remaining compensation under the agreement; or (ii) three times the amount received in the prior fiscal year. If Mr. Berger is terminated due to his death or disability, he (or his estate or legal representative) is entitled to receive the compensation set forth in the agreement for one year following termination. The agreement expires on May 31, 1999.

          F. KIM COX. Effective April 20, 1995, the Company entered into a four year employment agreement with Mr. Cox under which he is employed as the Executive Vice President of the Company. Under the agreement, Mr. Cox receives a base annual salary of $160,000, subject to increases at the Company's discretion during the term of the agreement. If Mr. Cox is terminated for certain reasons other than for "cause," as defined in the agreement, he is entitled to receive one year's base salary, subject to reduction should Mr. Cox find alternative employment of "comparable status," as defined in the agreement, or if he does not exercise his best efforts to find such employment of comparable status. If Mr. Cox is terminated due to his death or disability, he (or his estate or legal representative) is entitled to receive a lump sum severance payment equal to 180 days' base salary. The agreement expires on April 19, 1999.

          AMIR YAZDANI. Effective December 20, 1995, the Company entered into a three year employment agreement with Mr. Yazdani under which he is employed as the Vice President, Management Information Systems, of the Company. Under the agreement, Mr. Yazdani receives an annual base salary of $145,000 for the period ending June 30, 1997, and $170,000 for the period ending June 8, 1998. If Mr. Yazdani is terminated for certain reasons other than for "cause," as defined in the agreement, within two years after a change of control of the Company, as defined in the agreement, he is entitled to receive the lesser of: (i) his base salary through the end of the agreement; or (ii) six months' base salary. If the Company terminates Mr. Yazdani without cause, he is entitled to receive six months' base salary, subject to reduction should Mr. Yazdani find other employment or should he not exercise his best efforts to find such other employment. If Mr. Yazdani is terminated for cause or due to his death or disability, he (or his estate or legal representative) will receive only the full amount of all compensation accrued as of the date of termination. The agreement expires on June 8, 1998.


     REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES ON THE COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND ALL EXECUTIVE OFFICERS

          The "Report of the Compensation Committee on the Compensation of the Chief Executive Officer and All Executive Officers" shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          The Compensation and Stock Option Committees of the Company determines the compensation of all executive officers of the Company, including Ron Berger, Chairman of the Board and Chief Executive Officer of the Company. Compensation decisions for all executive officers of the Company are based on the Company's executive compensation philosophy. This compensation philosophy has four primary principles: (i) link executive compensation to the creation of sustainable increases in shareholder value; (ii) provide executive compensation rewards contingent upon organizational performance; (iii) differentiate compensation based on individual executive contribution; and (iv) encourage the retention of a sound management team.

          To implement this philosophy, the Compensation and Stock Option Committees structure executive compensation employing three primary components - annual salary, performance bonuses and a long-term incentive program consisting of stock option grants. The Stock Option Committee will be responsible for administering the 1997 Equity Participation Plan of Rentrak Corporation, if such plan is approved by the Company's shareholders. Ownership of shares of the Company's Common Stock by executives is encouraged and forms a significant component of the total executive compensation package. The higher the position of the executive, the greater the percentage his compensation is likely to consist of long-term incentive programs. In addition, the Compensation Committee looks to competitive factors in the development of total executive compensation packages.

                  Annual Salary and Performance Bonuses

          The Compensation Committee fixes the yearly salary of each executive officer. The yearly salary reflects the level of duties and responsibilities of the executive officer, the executive officer's experience and prior performance, industry practices and the financial performance of the Company in both absolute and relative terms. Salaries are reviewed annually by the Compensation Committee and are increased when warranted by executive performance and competitive practices. In establishing various compensation levels for executive officers, including the Chief Executive Officer, the Compensation Committee took into account the record revenues generated by domestic PPT, management's commitment to developing new products and management's effort to diversify its business within the video industry.

          The Compensation Committee also awards performance bonuses. Performance bonuses, if earned, are generally paid once the Company's fiscal year end results are known. Performance bonuses are based upon: (i) the executive officer's performance against individual goals; (ii) the performance of the executive officer's unit within the Company against that unit's goals; and (iii) the performance of the Company against Company goals. Goals vary from year to year and from unit to unit and, with regard to executive officers, usually include both quantitative and qualitative factors. In fixing the bonuses for fiscal 1997, quantitative goals evaluated by the Compensation Committee included goals based on specific profit targets.
     Qualitative goals included goals based on strategic positioning and business development.

          From time to time, the Compensation Committee has awarded one-time bonus payments to certain executive officers as a result of extraordinary circumstances, such as the consummation of financing or the attainment of special unit goals.

                       Long-Term Incentive Program

          Stock option grants are used to motivate employees to focus on the Company's long-term performance, and the Company has long maintained stock option plans for all qualified employees, including all executive officers. The Stock Option Committee fixes the terms and the size of the grants of stock options to all recipients, including all executive officers. The size of the grants is based upon the employee's duties, responsibilities, performance, experience and anticipated contribution to the Company.

          The Compensation Committee typically awards stock options to executive officers on an annual basis in the exercise of their discretion. Additional grants may be made in the event of an executive officer's promotion. In fiscal 1997, the Company granted an option to purchase 10,000 shares of Rentrak Common Stock to Carolyn Pihl, the Chief Accounting Officer. The Company did not grant stock options to any other executive officers.

     Compensation of Ron Berger, Chairman of the Board and Chief Executive
     Officer

          Ron Berger has served as Chairman of the Board and Chief Executive Officer of the Company since September 1984. In fixing salary and target bonus levels, as well as determining the size of any stock option grants, the Compensation and Stock Option Committees reviewed the financial performance of the Company, including revenue and profit levels as compared to the Company's performance goals. In addition, the Compensation and Stock Option Committees reviewed the following factors: Mr. Berger's performance as Chairman of the Board and Chief Executive Officer, his importance to the Company and the successful implementation of its strategic goals and the compensation packages of chief executive officers of other comparably sized companies.

          In fiscal 1997, Mr. Berger was not awarded any bonus or any stock options because the Company did not meet its fiscal 1996 performance goals.

     By:  The Compensation Committee:        By:  The Stock Option
     Committee:

                    James Jimirro                      James Jimirro
                    Bill LeVine                        Bill LeVine
                    Stephen Roberts


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During fiscal 1997, the Compensation Committee had the following
     members: James Jimirro, Bill LeVine and Stephen Roberts.   Stephen
     Roberts provided consulting services to the Company during fiscal 1997, for which he received $64,333. The Company plans to continue to use Mr. Roberts as a consultant during fiscal 1998.


     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN OF RENTRAK CORPORATION NASDAQ MARKET INDEX AND PEER INDUSTRY GROUP.

          The Chart on page 18 compares the five year cumulative total return on Rentrak's Common Stock with that of the NASDAQ Market index and a peer industry group. This graph assumes $100 was invested on April 1, 1992 in the Company's Common Stock, the NASDAQ market index and the peer group index. The peer group is composed of: Alliance Communication CP CL B, Alliance Gaming Corp., Alpha Hospitality CP, American Bingo & Gaming, American Cinemastores, American Vantage Co., American Wagering, Inc., Anchor Gaming, Argosy Gaming Company, Bally Total Fitness Hldg., Blowout Entertainment, Bowl American, Inc. A, Brassie Golf Corp., Casino America, Inc., Cedar Fair (L.P.), Celebrity Entertainment, Century Casinos Inc., Chartwell Leisure, Inc., Cinema Ride Inc., Colorado Casino Resorts, Datatrend Services Inc., Digital Communications Technology Inc., Dove Audio Inc., Dover Dows Entertain, Family Golf Centers Inc., First Entertainment, Inc., Four Media Company, Genisys Rsvtn Systm Inc., Golden Bear Golf Inc., Guitar Center, Inc., Handleman Co., Hollywood Entertainment, Image Entertainment Inc., Imax Corp., Inland Casino Corp., Integrity Incorporated A, Interamericas Commun CP, Internat Lottery Inc., Internat Post Limited, Irata Inc. CL A, ITT Corp, Jackpot Enterprises Inc., Jillian's Entertainment, K-Tel International Inc., Laser Storm Inc., Live Entertainment Inc., Livent Inc., Macrovision Corp., Malibu Entertainment WW, Master Glazier's Karate, Metrogolf Incorporated, Moovies Inc., Movie Gallery Inc., Multimedia Games Inc., Musicland Stores Corp., N-Vision Inc., Navarre Corp., Netlive Communication, Paradise Systs Inc., Pinnacle Systs, Inc., Platinum Entertainment, Players Internat Inc., Premiere Parks Inc., Quality Dino Entertain, Quintel Entertainment, Renaissance Entertain CP, Senior Tour Players Dev, Sky Games Internat Ltd., Skylands Park Mgmt, Skyline Multimedia Ent, Spec's Music Inc., Stratosphere Corp., Ticketmaster Group Inc., Trans World Entertain CP, Unitel Video Inc., Vaughn's Communications, Video Lottery Techns Inc., Video Updates Inc. CL A, Visual Edge Systems Inc., West Coast Entertainment CP, Worldwide Entrtn&Sports, and Zomax Optical Media Inc.

          The following Chart shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts. The chart assumes $100 invested on April 1, 1992 and any dividends were reinvested.

      COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG RENTRAK CORPORATION,
                    PEER GROUP INDEX AND NASDAQ MARKET INDEX


     Measurement Period
     (Fiscal Year Covered)      Rentrak Corp.           Peer Group             NASDAQ Market Index

     Measurement PT - 3/31/92     $100.00                 $100.00                 $100.00
          3/31/93                  $88.46                 $115.44                 $111.91
          3/31/94                  $76.92                 $144.19                 $129.33
          3/31/95                 $100.00                 $114.32                 $137.21
          3/31/96                  $80.77                 $115.21                 $184.56
          3/31/97                  $42.31                 $106.76                 $206.47


      PROPOSAL 2: APPROVAL OF THE 1997 EQUITY PARTICIPATION PLAN OF
                           RENTRAK CORPORATION

     INTRODUCTION

          Because the Company's 1986 Second Amended and Restated Stock Option Plan expired on August 1, 1996, no additional options may be granted under this plan. The Company is now seeking to adopt a new stock option plan. On February 27, 1997, the Company's Board of Directors (the "Board") unanimously adopted, subject to stockholder approval at the Annual Meeting, the 1997 Equity Participation Plan of Rentrak Corporation (the "Plan"). The Board believes that the adoption of the Plan is necessary in order to enable the Company to continue to use the grant of options under the Plan to retain and attract qualified executive officers, Directors and employees. Stockholder approval of the Plan is being sought (i) to qualify certain stock options under the Plan as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code (the "Code"); (ii) to qualify certain compensation under the Plan as "performance based upon compensation" that is tax deductible by the Company without limitation under Code Section 162(m); and (iii) to comply with the requirements of the NASDAQ national market system. The following brief description of the material features of the Plan is qualified in its entirety by reference to the full text of the Plan attached to this Proxy Statement as Exhibit A.

     ELIGIBILITY

          Under the Plan, all employees (including officers) and consultants of the Company are eligible to receive stock options, restricted stock awards, performance awards, stock payments, deferred stock awards and dividend equivalents (collectively, "Incentive Awards"). On April 1 of each year in which the Plan is in effect, all nonemployee Directors of the Company will receive an automatic annual grant of stock options, and any nonemployee Chairman of the Board and all nonemployee Board committee Chairs will receive an additional automatic annual grant of stock options (collectively, "Director's Options"). At present, there are approximately 175 eligible employees and consultants and 6 eligible nonemployee Directors.



     ADMINISTRATION

          The Stock Option Committee of the Board (the "Committee"), or such other committee as the Board may later designate, will administer the Plan with respect to Incentive Awards issuable to employees and consultants. The Committee must be comprised of two or more Directors, each of whom qualifies as both a "nonemployee Director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside Director" for purposes of Code Section 162(m). Such Committee members are appointed by and serve at the pleasure of the Board. The Committee is authorized to interpret the Plan and any agreements pursuant to which Incentive Awards are granted, to adopt rules that the Committee deems appropriate for the administration of the Plan, and to interpret, amend or revoke any such rules. Any such interpretations and rules with respect to ISOs must be consistent with Section 422 of the Code. The full Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except where such action would conflict with Rule 16b-3 of the Exchange Act or
     Section 162(m) of the Code.

          The Plan authorizes the Committee to make such adjustments as it deems necessary to preserve the economic value of outstanding and future Incentive Awards, if the Committee determines that an adjustment is appropriate to prevent dilution or enlargement of grantees' rights in the event of certain distributions to stockholders, extraordinary corporate transactions or other events specified in the Plan. The Committee may also take certain other action that it deems necessary and appropriate in connection with such distributions, transactions and events, including any one or more of the following: (i) purchase Incentive Awards; (ii) prohibit the exercise of Incentive Awards; (iii) accelerate the vesting of Incentive Awards; (iv) provide that any successor or survivor corporation shall assume the Company's obligations with respect to Incentive Awards; (v) adjust the number and type of shares subject to and the criteria included in Incentive Awards; and
     (vi) eliminate all restrictions and/or forfeiture provisions in connection with restricted stock or deferred stock awards.

          The full Board will administer the Plan with respect to Director's Options and will have the same adjustment authority as the Committee in connection with certain distributions to stockholders, extraordinary corporate transactions or other events specified in the Plan; provided, however, that the Board may not take any such action to the extent that it would be inconsistent with the applicable exemptive conditions of Rule 16b-3 of the Exchange Act.

     SECURITIES SUBJECT TO THE PLAN

          The Company may not issue more than 550,000 shares of its common stock (the "Shares") under the Plan, which Shares may be made available from the Company's authorized but unissued common stock. Shares subject to an Incentive Award or Director's Option that expires or is canceled, forfeited, settled in cash, or otherwise terminates without a delivery of such Shares, including Shares withheld or surrendered in payment of any exercise or purchase price of, or taxes relating to, an Incentive Award or Director's Option, will again be available for Incentive Awards and Director's Options under the Plan; provided, however, that no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as such.

          On May 28, 1997, the closing price per share of the Company's common stock $3.313.

     STOCK OPTION GRANTS

          The Plan authorizes the Committee to exercise its absolute discretion in determining which employees and consultants will be granted stock options; the number of shares to be subject to stock options granted to such employees or consultants, which amount may not exceed 250,000 shares per person per year; whether stock options granted to employees are to be ISOs or NSOs (consultants are not eligible to receive ISOs); and the terms and conditions of such stock options. The Committee also has discretion with respect to the exercise price, vesting period and exercise period of stock options, subject to the limitations discussed below.

          The exercise price per share of ISOs and stock options intended to qualify as performance based compensation under Code
     Section 162(m) may not be less than 100 percent of the fair market value of a share of the Company's common stock on the date the option is granted. The exercise price of ISOs granted to an individual then owning more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof may not be less than 110 percent of the fair market value of a share of the Company's common stock on the date the ISO is granted. For all other options granted to employees and consultants under the Plan, including NSOs, the Committee will establish the exercise price per share, which in no event may be less than the par value of a share of the Company's common stock unless otherwise permitted by applicable state law.

          The exercise price for ISOs and NSOs granted under the Plan may be paid in cash or in outstanding shares of the Company's common stock. Options may also be exercised on a cashless basis through the same-day sale of the purchased shares. The Committee may also permit the optionee to pay the exercise price through a promissory note payable in installments over a period of years. The amount financed may include any federal or state income or employment taxes incurred by reason of the option exercise.

          The Committee may exercise its discretion in establishing a vesting period or schedule, if any, for stock options granted to employees and consultants; provided, however, that unless the Committee provides otherwise, no stock option shall be exercisable by an employee or consultant who is then subject to
     Section 16 of the Exchange Act until six months and one day after the grant date of such stock option. The Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the vesting period of any stock option granted to an employee or consultant.

          The Committee may exercise its discretion in establishing the exercise period of any stock option granted to employees and consultants; provided, however, that ISOs may not have a term of more than ten years from the date of grant, or five years from such date if the ISO is granted to an individual then owning more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof.

          As consideration for the grant of a stock option to an employee or consultant, such employee or consultant must agree to remain in the employ of or to consult for the Company or any subsidiary of the Company for a period of at least one year, or such shorter period as the Committee may establish in the stock option agreement or otherwise permit following the grant date of such option.

     DIRECTOR'S OPTIONS

          Under the Plan, the Board will annually grant an option to purchase ten thousand (10,000) Shares to each nonemployee Director of the Company. The Board will also grant an additional option to purchase two thousand five hundred (2,500) Shares to any nonemployee Chairman of the Board and to each nonemployee Committee Chairman. All such grants will be made on April 1 of each year and will be in addition to the annual grant of an option to purchase 5,000 shares of the Company's common stock to each nonemployee Director under the existing Amended and Restated Directors Stock Option Plan.

          Director's Options must have an exercise price per share equal to 100 percent of the fair market value of a share of the Company's common stock on the date the option is granted, and may not have an exercise period in excess of ten years from such grant date. Director's Options must vest in cumulative annual installments of 25 percent on each of the first, second, third and fourth anniversaries of the grant date, and such vesting period may not be varied or accelerated except in connection with certain significant transactions described in the Plan. In consideration of the grant of a Director's option, a non-employee Director must agree to serve as a Director until the next annual meeting of the Company's stockholders.

     AWARD OF RESTRICTED STOCK

          The Plan authorizes the Committee to select from time to time, in its absolute discretion, certain employees or consultants for an award of restricted stock. The Committee will establish the purchase price, if any, and such restrictions as the Committee determines to be appropriate, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on the duration of a recipient's employment with the Company, Company performance and individual performance. Unless the Committee otherwise provides, no share of restricted stock granted to a person subject to Section 16 of the Exchange Act may be assigned or otherwise transferred until at least six months and one day after the grant date of such restricted stock. Restricted stock may not be sold or encumbered until all restrictions terminate or expire; provided, however, that the Committee may remove any or all such restrictions on such terms and conditions as the Committee determines to be appropriate.

          Following an award of restricted stock, the Company will issue a certificate representing the subject Shares in the name of each award recipient, and the Company will hold such certificate in escrow for the employee's or consultant's account. Upon the delivery of such Shares into escrow, a restricted stockholder will have, unless otherwise provided by the Committee, all of the rights of a stockholder with respect to such Shares, subject to the restrictions in the restricted stock agreement, including the right to receive all dividends and all distributions paid or made with respect to the Shares. However, the Company retains the right to repurchase any restricted stock still subject to such restrictions immediately upon a termination of employment (as defined in the Plan) or, if applicable, upon a termination of consultantcy (as defined in the Plan) between the restricted stockholder and the Company, with a cash price per share equal to the price paid by the restricted stockholder for such restricted stock. Provision may be made that no such right of repurchase will exist in the event of a termination of employment or consultantcy without cause, following a change in control of the Company, or because of the restricted stockholder's retirement, death, or disability, or otherwise.

          If the Committee intends for particular restricted stock awards to qualify as "performance based compensation" that is not subject to the limitation on tax deductibility imposed by Section 162(m) of the Code, the awards will be subject to such other restrictions as may be required to so qualify. These additional restrictions must include the achievement of specific performance goals related to one or more of the following: pre-tax income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; and cost reductions or savings. During the first 90 days of each fiscal year, the Committee must select those persons, if any, who will be granted qualifying restricted stock awards, select the performance goal or goals applicable to the fiscal period in question, establish the various targets and bonus amounts which may be earned during the fiscal period in question, and specify the relationship between the targets and amounts to be earned by each recipient. Following the completion of the fiscal period in question, the Committee must certify in writing whether the applicable performance targets have been achieved for such fiscal period. The Committee may, in its discretion, reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee deems relevant to the assessment of individual or corporate performance during the fiscal period in question. A qualifying restricted stock award may not cover more than 250,000 Shares per recipient per year.

          As consideration for the issuance of restricted stock, in addition to the payment of any purchase price, an employee or consultant must agree to remain in the employ of or to consult for the Company or any subsidiary of the Company for a period of at least one year after the grant date of such restricted stock.

     PERFORMANCE AWARDS, DEFERRED STOCK, STOCK PAYMENTS AND DIVIDEND
     EQUIVALENTS

          The Plan authorizes the Committee to grant one or more "performance awards" to such employees or consultants as the Committee may from time to time select. Performance awards may be linked to the market value, book value, net profits, or other measure of the value of common stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation and the market value, book value, net profits or other measure of the value of a specified number of shares of common stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee will consider the contributions, responsibilities and other compensation of the particular employee or consultant, and any other such factors as the Committee deems relevant in light of the specific type of award. Payment of any performance award may be made in cash, in common stock, or a combination of both, as determined by the Committee.

          The Plan also authorizes the Committee to grant an award of "deferred stock" to such employees or consultants as the Committee may from time to time select, which award entitles the recipient to receive Shares upon the satisfaction of any conditions the Committee may impose. The number of Shares subject to a deferred stock award will be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of the Company's common stock or other specific performance criteria determined to be appropriate by the Committee, in each cash on a specified date or dates or over any period or periods determined by the Committee. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested. Unless otherwise provided by the Committee, a grantee of a deferred stock award shall have no right as a Company stockholder with respect to such deferred stock until such time as the award has vested and the common stock underlying the award has been issued.

          The Plan also authorizes the Committee to grant "stock payments" to any employee or consultant selected by the Committee in a manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the fair market value, book value, net profits or other measure of the value of common stock or other specific performance criteria deemed appropriate by the Committee, determined on the date such stock payment is made or on any date thereafter.

          The Plan also authorizes the Committee to grant "dividend equivalents" to any employee or consultant in connection with any other Incentive Award (other than restricted stock) granted under the Plan. Dividend equivalents provide an Incentive Award recipient with cash payments equal to the dividend amount paid on the number of Shares subject to unvested and/or unexercised options, unvested deferred stock awards, and unvested performance awards. Dividend equivalents are payable in cash or additional Shares in accordance with a formula and are subject to such limitations as the Committee establishes. Dividend equivalents granted with respect to stock options intended to qualify as performance-based compensation for purposes of Code Section 162(m) will be payable regardless of whether such stock options are exercised.

          If the Committee intends for particular performance awards, deferred stock awards and/or stock payments to qualify as "performance based compensation" that is not subject to the limitation on tax deductibility imposed by Section 162(m) of the Code, the awards and/or payments will be subject to such other restrictions as may be required to so qualify. These additional restrictions must include the achievement of specific performance goals related to one or more of the following: pre-tax income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; and cost reductions or savings. During the first 90 days of each fiscal year, the Committee must select those persons, if any, who will be granted qualifying awards and/or payments, select the performance goal or goals applicable to the fiscal period in question, establish the various targets and bonus amounts which may be earned during the fiscal period in question, and specify the relationship between the targets and amounts to be earned by each recipient.
     Following the completion of the fiscal period in question, the Committee must certify in writing whether the applicable performance targets have been achieved for such fiscal period. The Committee may, in its discretion, reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee deems relevant to the assessment of individual or corporate performance during the fiscal period in question. A qualifying performance award, deferred stock award or stock payment may not cover more than 250,000 Shares per recipient per year.

          The Committee will establish, in its discretion, the exercise and vesting period of any performance award, deferred stock award, stock payment or dividend equivalent. In consideration of the grant of any performance award, deferred stock award, stock payment or dividend equivalent, the grantee must agree to remain in the employ of or to consult for the Company or any subsidiary of the Company for a period of at least one year after the grant date of such performance award, deferred stock award, stock payment or dividend equivalent (or such shorter period as the Committee shall establish in the agreement or by the Committee's action following such grant).

     NATURE OF PLAN AMENDMENTS THAT MAY BE ENACTED WITHOUT STOCKHOLDER
     APPROVAL

          The Board may amend or modify the Plan in any and all respects, except that the Board may not, without the approval of the Company's shareholders: (i) increase the maximum number of shares issuable under the Plan (except in connection with certain changes in capitalization) or modify the Award Limit; or
     (ii) take any other action that would otherwise require shareholder approval under any applicable law, regulation or rule.

          Unless sooner terminated by the Board, the Plan will, in all events, terminate ten years after the date the Board adopted the Plan. Any Incentive Awards or Director's Options outstanding at the time of such termination will remain in force in accordance with the provisions of the agreement and/or instruments evidencing such Incentive Awards or Director's Options.

     NEW PLAN BENEFITS

          Incentive Awards and Director's Options may be granted under the Plan prior to the approval of the Plan by the Company's stockholders. The table below sets forth option grants that, as of June 25, 1997, have been or will be made or allocated to executive officers of the Company and automatic option grants to those nonemployee Directors of the Company who are elected at the 1997 Annual Meeting. All Incentive Awards granted subsequent to the date of this Proxy Statement are at the Committee's discretion and neither the value or quantity of such Incentive Awards are determinable at this time.


                            1997 Equity Participation Plan of Rentrak Corporation
     Name and Position           Dollar Value ($)              Number of Units

     Ron Berger                        n/a                            0
     F. Kim Cox                        n/a                            0
     Michael Lightbourne               (1)                         200,000
     Christopher Roberts            $6,250 (2)                      5,000
     Amir Yazdani                   $6,250 (2)                      5,000
     James P. Weiss                    n/a                            0
     Executive Group               $25,000 (2)                     220,000
     Non-Executive Director            (3)                        67,500(3)
     Group
     Non-Executive Officer             n/a                            0
     Employee Group


     (1) This amount is currently contemplated, subject to the Company entering into a satisfactory employment agreement with Mr. Lightbourne and approval by the Committee. The exercise price of the option contemplated for Mr. Lightbourne has yet to be established, so the dollar value of Mr. Lightbourne's option cannot be determined.
     (2) The Committee has established an exercise price of $2.875 for options granted to Chris Roberts, Amir Yazdani and two other executive officers of the Company. Each of the four options covers 5,000 Shares. The dollar value of the option grants is based upon the spread between the exercise price and the closing price per share of the Company's common stock on June 9, 1997, which was $4.125. The dollar value of option grants to the Executive Group reflects only the four options for which an exercise price has been established.
     (3) The table assumes that the three nonemployee Director nominees are duly elected at the 1997 Annual Meeting and that six nonemployee Directors will be in office on April 1, 1998. Three nonemployee Directors will serve as Board Committee Chairmen. The number of Shares subject to future grants of Director's Options cannot be determined because it is not known how many nonemployee Directors will be elected or how many nonemployee Directors will serve as Chairman of the Board or of any Board Committee throughout the term of the Plan. The dollar value of Director's Options that will be granted on April 1, 1998, cannot be determined because the exercise price has not been established.



     FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE PLAN

          The following is a brief description of the federal income tax treatment generally applicable to ISOs, NSOs and restricted stock awards granted under the Plan, based on the federal income tax laws in effect on the date hereof. The exact federal income tax treatment of an ISO, NSO or restricted stock award will depend upon the specific nature of the grant. Because the following is only a brief summary of the federal income tax rules, grantees should not rely thereon for individual tax advice, as each taxpayer's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

          INCENTIVE STOCK OPTIONS. Generally, an optionee recognizes no taxable income upon the grant or exercise of an ISO that meets the requirements of Code Section 422. However, the amount by which the fair market value of the stock acquired at the time of exercise exceeds the option exercise price (the "spread") is taken into the account in determining the amount, if any, of the alternative minimum tax due from the optionee in the year in which the option is exercised. In addition, if the optionee exercises the option by paying the option price with shares of stock, the transfer of such stock may result in taxable income to the optionee even though the transfer itself will not affect the favorable tax treatment of the stock received as a result of exercising the option.

          If an optionee holds the stock acquired through the exercise of the option for more than two years from the date in which the option was granted and more than one year from the date on which the option was exercised, and if the optionee is an employee of the Company at all times from the date of the grant of the option through the date that is three months before the date of exercise, any gain or loss on the subsequent disposition of such stock will be taxed to such optionee as long term capital gain or loss equal to the difference between consideration received upon such disposition and the option exercise price.

          Generally, if an optionee disposes of the stock received on exercise of an incentive stock option less than two years after the date the option was granted or less than one year after the date the option was exercised, then, at the time of disposition, the optionee will recognize ordinary income in the amount equal to the lesser of (i) the stock's fair market value on the date of exercise over the option exercise price; or (ii) the amount received for the stock over the option exercise price. Any gain in excess of this amount will be taxed as capital gain.

          To the extent that an optionee recognizes ordinary income by reason of a disqualifying disposition of stock according to the exercise of an incentive stock option, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

          NON-QUALIFIED STOCK OPTIONS. NSOs are not intended to be incentive stock options under Section 422 of the Code. An optionee does not recognize taxable income upon the grant of an NSO, provided the NSO does not have a readily ascertainable fair market value at the time of grant.

          Upon the exercise of an NSO, the optionee will generally recognize ordinary income in an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price. However, in the event an optionee cannot sell the stock acquired on exercise of an NSO without incurring liability under Section 16(b) of the Exchange Act, or the stock is otherwise subject to a substantial risk of forfeiture, the optionee will not recognize ordinary income with respect to the issuance of the stock until such time as the optionee can sell the stock without incurring liability under
     Section 16(b) of the Act or the stock is no longer subject to a substantial risk of forfeiture unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code. If such an election is made, the optionee will be taxed in the year the option is exercised on the difference between the exercise price and the fair market value of the stock at the time of exercise. This amount will be taxed as ordinary income.

          If no election is made pursuant to Section 83(b) of the Code, the recognition of income with respect to the exercise will be delayed until the restriction imposed by Section 16(b) of the Exchange Act or such other risk of forfeiture (as the case may be) lapses, and the optionee will be taxed ordinary income rates on the difference between the exercise price of the NSO and the fair market value of the stock at the time the restriction or risk of forfeiture lapses.

          Provided the Company complies with applicable federal income tax reporting requirements with respect to payment of compensation, the Company will generally be entitled to a business expense deduction in the tax year in which the exercise occurs in an amount equal to the ordinary income recognized by the optionee.

          Any gain or loss on a disposition of the stock acquired upon the exercise of an NSO will be treated as long-term or short-term capital gain or loss to the optionee, depending upon the period for which the stock has been held. The gain or loss recognized on a taxable disposition generally will be an amount equal to the difference between the selling price and the fair market value of such stock on the date the NSO was exercised (or on the date the risk of forfeiture lapses, if such stock is subject to a substantial risk of forfeiture).

          There are generally no federal income tax consequences to the Company by reason of the disposition by an optionee of stock acquired upon the exercise of an NSO.

          RESTRICTED STOCK. A recipient of restricted stock will generally recognize ordinary income an amount equal to the excess of the fair market value of the stock (determined without regard to any restrictions other than those that by their terms never lapse) over the amount, if any, paid for the stock. For this purpose, the fair market value of the stock is generally determined on the earlier of the date on which the stock is no longer subject to a substantial risk of forfeiture or is transferable (without the transferee being subject to a substantial risk of forfeiture) and the income with respect to the receipt of the stock is reportable by recipient in that year. In the event the recipient cannot sell the stock without incurring liability under Section 16(b) of the Exchange Act, the recipient will generally not recognize ordinary income with respect to the receipt of the stock until the recipient can sell the stock without incurring liability under Section 16(b) of the Act and the fair market value of the stock (for purposes of determining the recipient's income resulting from the receipt of the stock) will be determined as of that date.

          If the recipient files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days of the receipt of the stock, the recipient will be taxed in the year the stock is received on the difference between the fair market value of the stock at the time of receipt and the amount paid for the stock, if any. This amount will be taxed as ordinary income. If shares with respect to which a Section 83(b) election has been made are forfeited, the recipient will generally be entitled to a capital loss only in an amount equal to the amount, if any, that the recipient had paid for the forfeited shares, not the amount that the recipient had recognized as income as a result of the
     Section 83(b) election.

          The Board recommends a vote FOR the approval of the 1997 Equity Participation Plan of Rentrak Corporation.


     CERTAIN RELATIONSHIPS AND TRANSACTIONS

          Peter Dal Bianco, a stockholder and member of the Company's Board of Directors, holds an interest in several retail outlets participating in the Company's PPT system. The Company realized revenues from these outlets of $197,678 during fiscal 1997. The Company expects to continue to do business with Mr. Dal Bianco in fiscal 1998.

          J2 Communications, a company controlled by James Jimirro, a member of the Company's Board of Directors, sold $20,000 worth of video cassettes to Blowout Entertainment ("Blowout") in March 1996 and was paid in full in May 1996. At the time of the transaction, Blowout was a subsidiary of the Company.

          Culture Convenience Club, a Japanese corporation controlled by Muneaki Masuda, a member of the Company's Board of Directors, purchased from the Company 15 percent of Rentrak Japan in August 1996 for approximately $110,000 and in connection therewith paid a one-time royalty of $4,390,000 to the Company.

          Stephen Roberts, a member of the Company's Board of Directors, provided consulting services to the Company during fiscal 1997, for which he received $64,333. The Company plans to continue to use Mr. Roberts as a consultant during fiscal 1998.

          Marty Graham, an officer of the Company, holds an interest in two retail outlets participating in the Company's PPT program. The Company realized revenues from these outlets of $56,782 during fiscal 1997. The Company expects to continue to do business with Mr. Graham in fiscal 1998.

          Joshua Berger, son of Ron Berger, is the Art Director of a firm which was paid $20,102 during the year for advertising space for the Company.

          Pursuant to the Company's Officer Loan Program, Ron Berger borrowed a total of $400,000 from the Company during fiscal 1996 in three separate loan transactions. The three loans, which accrue interest at the prime rate, are current and become due and payable on September 9, 1997, September 27, 1997, and November 15, 1997, respectively.


     INDEPENDENT ACCOUNTANTS

          The Company's independent public accountants for its fiscal year ended March 31, 1997, were Arthur Andersen LLP, which management intends to continue to retain during the current fiscal year. No election, approval or ratification of the choice of independent public accountant by the shareholders is required. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.


     OTHER BUSINESS

          Management does not presently know of any matters that will be presented for action at the Annual Meeting other than those herein set forth. However, if any other matters properly come before the Annual Meeting, the holders of proxies solicited by the Board of Directors of the Company will have discretionary authority to vote the shares represented by all proxies granted to them on such matters in accordance with their best judgment.


     FINANCIAL INFORMATION

          A copy of the 1997 Annual Report of the Company, including audited financial statements, is being sent to shareholders with this Proxy Statement.


     REPORT ON FORM 10-K

          THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED MARCH 31, 1997, WILL BE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CAROLYN A. PIHL, CHIEF ACCOUNTING OFFICER, RENTRAK CORPORATION, ONE AIRPORT CENTER, 7700 N.E. AMBASSADOR PLACE, PORTLAND, OR 97220. COPIES OF EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K ARE AVAILABLE, BUT A REASONABLE FEE WILL BE CHARGED TO ANY SHAREHOLDER REQUESTING EXHIBITS.


     By Order of the Board of Directors,



     /S/ F. Kim Cox
     __________________________________
     F. Kim Cox
     Secretary

     Portland, Oregon
     Date: June 25, 1997


                   [LOGO OF RENTRAK CORPORATION APPEARS HERE]
                           RENTRAK CORPORATION

     This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned hereby appoints Ron Berger and F. Kim Cox as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Rentrak Corporation (the "Company") held of record by the undersigned on June 9, 1997, at the annual meeting of the shareholders to be held at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220, on August 11, 1997, at 8 a.m., Pacific Time, or any adjournment thereof.

     1.   Election of Directors to the Terms Specified:

               [ ] FOR all nominees listed below (except as marked to the contrary below).
               [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

          Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

          Herbert Fischer (3 Years), James Jimirro (3 Years), Bill LeVine (3 years)

     2. Proposal to Approve the 1997 Equity Participation Plan of Rentrak Corporation:

               [ ]  FOR approval of the Plan.
               [ ]  AGAINST approval of the Plan.
               [ ]  WITHHOLD AUTHORITY to vote to approve the Plan.

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

          This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted FOR the three nominees to the Board of
     Directors of Rentrak Corporation and FOR approval of the 1997 Equity Participation Plan of Rentrak Corporation.

          Please date and sign exactly as name appears hereon. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          Dated:  _____________________, 1997
          _____________________________________
          Signature

          _____________________________________
          Signature if held jointly

          Please mark, sign, date and return the proxy using the enclosed envelope.

               THE 1997 EQUITY PARTICIPATION PLAN
                               OF
                       RENTRAK CORPORATION

          Rentrak Corporation, an Oregon corporation, has adopted The 1997 Equity Participation Plan of Rentrak Corporation (the "Plan"), effective February ___, 1997, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                             ARTICLE I

                           DEFINITIONS

1.1 General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

1.2              Award  Limit.  "Award Limit" shall  mean  250,000
shares of Common Stock.

1.3 Board. "Board" shall mean the Board of Directors of the Company.

1.4 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

(a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

(b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

1.5 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.6                Committee.   "Committee"  shall  mean  the  Stock
Option Committee of the Board, or another committee of the Board, appointed as provided in Section 8.1.

1.7                Common  Stock.   "Common Stock"  shall  mean  the
common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

1.8                  Company.    "Company"   shall   mean    Rentrak
Corporation, an Oregon corporation.

1.9 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is
incorporated,  form  a  holding  company  or  effect  a   similar
reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in
complete  liquidation  or  dissolution  of  the  Company   in   a
transaction  not covered by the exceptions to clause (a),  above;
or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

1.10.                Deferred  Stock.   "Deferred  Stock"  shall  mean
Common Stock awarded under Article VII of this Plan.

1.11. Director. "Director" shall mean a member of the Board.

1.12. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common
Stock)  of dividends paid on Common Stock, awarded under  Article
VII of this Plan.

1.13.                Employee.   "Employee" shall mean any officer  or
other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.14.                Exchange  Act.   "Exchange Act"  shall  mean  the
Securities Exchange Act of 1934, as amended.

1.15. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on  any  composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is  not  traded  on  an exchange but is quoted  on  NASDAQ  or  a
successor   quotation  system,  the  mean  between  the   closing
representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

1.16.                Grantee.   "Grantee" shall mean  an  Employee  or
consultant  granted  a  Performance Award,  Dividend  Equivalent,
Stock Payment, or an award of Deferred Stock, under this Plan.

1.17. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

1.18.                 Independent  Director.   "Independent  Director"
shall mean a member of the Board who is not an Employee of the Company.

1.19. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

1.20.                Option.   "Option"  shall  mean  a  stock  option
granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

1.21.                Optionee.   "Optionee" shall  mean  an  Employee,
consultant or Independent Director granted an Option under this Plan.

1.22. Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

1.23.                 Plan.    "Plan"  shall  mean  The  1997   Equity
Participation Plan of Rentrak Corporation.

1.24.                QDRO.   "QDRO"  shall mean a  qualified  domestic
relations order as defined by the Code or Title I of the Employee
Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.25. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

1.26. Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

1.27. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.28.                 Section  162(m)  Participant.   "Section  162(m)
Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by
Section 162(m) of the Code.

1.29. Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any
portion   of  the  compensation,  including  without  limitation,
salary, bonuses and commissions, that would otherwise become payable to an Employee or consultant in cash, awarded under
Article VII of this Plan.

1.30.                 Subsidiary.    "Subsidiary"   shall   mean   any
corporation  in an unbroken chain of corporations beginning  with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.31.                 Termination  of  Consultancy.  "Termination   of
Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by
resignation,  discharge,  death  or  retirement;  but   excluding
terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence
constitute  Terminations  of  Consultancy.   Notwithstanding  any
other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.32.                Termination  of  Directorship.   "Termination  of
Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by
resignation,  failure to be elected, death  or  retirement.   The
Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.33.                 Termination  of  Employment.   "Termination   of
Employment"  shall  mean  the  time  when  the  employee-employer
relationship   between   an  Optionee,  Grantee   or   Restricted
Stockholder  and the Company or any Subsidiary is terminated  for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an  Optionee, Grantee or Restricted Stockholder by the Company or
any   Subsidiary,  (ii)  at  the  discretion  of  the  Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of
the   Committee,   terminations  which  are   followed   by   the
simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                             ARTICLE II

                     SHARES SUBJECT TO PLAN

2.1.               Shares Subject to Plan.

(a)                The shares of stock subject to Options, awards of
Restricted   Stock,  Performance  Awards,  Dividend  Equivalents,
awards of Deferred Stock or Stock Payments shall be Common Stock, initially shares of the Company's Common Stock, par value $.001
per  share.   The aggregate number of such shares  which  may  be
issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed five hundred fifty
thousand  (550,000).   The shares of Common Stock  issuable  upon
exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

(b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

2.2.                Add-back  of  Options and Other Rights.   If  any
Option,  or  other right to acquire shares of Common Stock  under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for  cash as permitted by this Plan, the number of shares subject to  such  Option  or other right but as to which such  Option  or
other   right   was  not  exercised  prior  to  its   expiration,
cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded
hereunder, subject to the limitations of Section 2.1.   Shares of
Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                             ARTICLE III

                       GRANTING OF OPTIONS

3.1. Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

3.3.                Qualification  of  Incentive Stock  Options.   No
Incentive Stock Option shall be granted to any person who is not an Employee.

3.4.               Granting of Options

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

(i)                      Select   from   among  the   Employees   or
     consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

(iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the  terms and conditions of Options intended to qualify  as
     performance-based  compensation  as  described  in   Section
     162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions
on  the  grant  of  the Option as it deems appropriate.   Without
limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments or other rights which have been
previously  granted  to  him under this Plan  or  otherwise.   An
Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the
same   (or  a  lesser  or  greater)  number  of  shares  as  such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

(c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.



(d) (i)                     During the term of the Plan, each person who
     is an Independent Director shall automatically be granted an
     Option  to  purchase ten thousand (10,000) shares of  Common
     Stock (subject to adjustment as provided in Section 9.3)  on
     April  1st  of each year; provided, however, that each  such person  who  is  Chairman  of the  Board  or  of  any  Board committee  shall  automatically  be  granted  an  Option  to purchase  an  additional two thousand five  hundred  (2,500)
     shares of Common Stock (subject to adjustment as provided in
     Section  9.3) on April 1st of each year.   All the foregoing
     Option grants authorized by this Section 3.4(d)(i) are subject to stockholder approval of the Plan.

     (ii) The Board may from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                    (A)   Determine whether, in its opinion,  the
     Independent Directors (or any of them) should be granted Non-Qualified Stock Options in addition to the Options granted pursuant to Section 3.4(d)(i);

                    (B)   Subject  to the Award Limit,  determine
     the  number  of  shares to be subject to such  Non-Qualified
     Stock Options granted to selected Independent Directors; and

                    (C)   Determine  the terms and conditions  of
     such Non-Qualified Stock Options, consistent with this Plan.

                             ARTICLE IV

                        TERMS OF OPTIONS

4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors)
shall   determine,  consistent  with  this  Plan.   Stock  Option
Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10%
of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

4.4.               Option Vesting

(a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to  Section  16 of the Exchange Act within the period ending  six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors
pursuant  to  Section  3.4(d)(i)  shall  become  exercisable   in
cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 9.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion
and   subject  to  whatever  terms  and  conditions  it  selects, accelerate the period during which an Option (except an Option granted to an Independent Director pursuant to Section 3.4(d)(i)) vests.

(b)                No portion of an Option which is unexercisable at
Termination   of  Employment,  Termination  of  Directorship   or
Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to
Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

4.5. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the
Company).   Nothing in this Plan or in any Stock Option Agreement
hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                             ARTICLE V

                       EXERCISE OF OPTIONS

5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee
(or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b)                 Such   representations  and  documents  as   the
Committee  (or  the  Board, in the case  of  Options  granted  to
Independent   Directors),  in  its  absolute  discretion,   deems
necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any
other  federal  or  state securities laws  or  regulations.   The
Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration;
(v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

5.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

5.4. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

5.5.                 Ownership   and   Transfer  Restrictions.    The
Committee   (or  Board,  in  the  case  of  Options  granted   to
Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems
appropriate.   Any  such restriction shall be set  forth  in  the
respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

5.6.                Limitations  on  Exercise of Options  Granted  to
Independent  Directors.   Unless earlier terminated  pursuant  to
Section  9.3(c)(ii)  or 9.3(c)(viii), no  Option  granted  to  an
Independent  Director  pursuant  to  Section  3.4(d)(i)  may   be
exercised to any extent by anyone after the first to occur of the following events:

(a) the expiration of twelve (12) months from the date of the Optionee's death;

(b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section
22(e)(3) of the Code);

(c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

(d) the expiration of ten years from the date the Option was granted.

                             ARTICLE VI

                    AWARD OF RESTRICTED STOCK

6.1.               Award of Restricted Stock

(a) The Committee may from time to time, in its absolute discretion:

(i)                      Select   from   among  the   Employees   or
     consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted
     Stock, consistent with this Plan.

(b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise
permitted   by  applicable  state  law.   In  all  cases,   legal
consideration  shall be required for each issuance of  Restricted
Stock.

(c) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

6.2.                Restricted  Stock  Agreement.   Restricted  Stock
shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

6.3. Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or  by  action of the Committee following grant of the Restricted
Stock).   Nothing  in  this  Plan  or  in  any  Restricted  Stock
Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

6.4. Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a
stockholder  with  respect  to  said  shares,  subject   to   the
restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

6.5.                Restriction.   All  shares  of  Restricted  Stock
issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of
stock   dividends,   stock  splits   or   any   other   form   of
recapitalization)  shall,  in  the  terms  of   each   individual
Restricted  Stock Agreement, be subject to such  restrictions  as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section
16  of  the  Exchange  Act shall be sold, assigned  or  otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until
all  restrictions  are  terminated or  expire.   Unless  provided
otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

6.6.                Repurchase  of Restricted Stock.   The  Committee
shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of
repurchase  shall  exist  in  the  event  of  a  Termination   of
Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

6.7.                Escrow.   The  Secretary of the Company  or  such
other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.8.                Legend.   In  order to enforce  the  restrictions
imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6.9.                  Provisions   Applicable   to   Section   162(m)
Participants.

(a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock awards to a
Section 162(m) Participant that vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income,
(ii)  operating income, (iii) cash flow, (iv) earnings per share,
(v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings.

(b)                To  the  extent  necessary  to  comply  with  the
performance-based    compensation   requirements    of    Section
162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a
Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

                             ARTICLE VII

            PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                 DEFERRED STOCK, STOCK PAYMENTS

7.1. Performance Awards. Any Employee or consultant selected by the Committee may be granted one or more Performance
Awards.   The value of such Performance Awards may be  linked  to
the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type
of   award)   the  contributions,  responsibilities   and   other
compensation of the particular Employee or consultant.

7.2. Dividend Equivalents. Any Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as  of dividend payment dates, during the period between the date an  Option,  Deferred Stock or Performance Award is granted,  and the date such Option, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee.
Such   Dividend  Equivalents  shall  be  converted  to  cash   or
additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the
Committee.   With  respect to Dividend Equivalents  granted  with
respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

7.3.                 Stock  Payments.   Any  Employee  or  consultant
selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other
measure   of  the  value  of  Common  Stock  or  other   specific
performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

7.4.                 Deferred  Stock.   Any  Employee  or  consultant
selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the
Committee.   The  number  of shares of Deferred  Stock  shall  be
determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or  dates  or  over  any  period or  periods  determined  by  the
Committee.   Common Stock underlying a Deferred Stock award  will
not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

7.5. Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

7.6.                Term.   The term of a Performance Award, Dividend
Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

7.7.                 Exercise  Upon  Termination  of  Employment.   A
Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

7.8.                Payment  on  Exercise.   Payment  of  the  amount
determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is
effected   in  Common  Stock,  it  shall  be  made   subject   to
satisfaction of all provisions of Section 5.3.

7.9. Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

7.10.                  Provisions   Applicable   to   Section   162(m)
Participants.

(a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant
that   vest   or  become  exercisable  upon  the  attainment   of
performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income,
(ii)  operating income, (iii) cash flow, (iv) earnings per share,
(v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings.

(b)                To  the  extent  necessary  to  comply  with  the
performance-based    compensation   requirements    of    Section
162(m)(4)(C)  of  the  Code,  with  respect  to  performance   or
incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety
(90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the
Code), the Committee shall, in writing, (i) designate one or more
Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated
fiscal   period   and  (iv)  specify  the  relationship   between
performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a
Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

                             ARTICLE VIII.

                         ADMINISTRATION

8.1.                 Stock   Option  Committee.   The  Stock   Option
Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code.
Appointment   of  Committee  members  shall  be  effective   upon
acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

8.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments are
granted   or   awarded,  and  to  adopt  such   rules   for   the
administration, interpretation, and application of this  Plan  as are  consistent therewith and to interpret, amend or  revoke  any
such  rules.   Notwithstanding the  foregoing,  the  full  Board,
acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

8.3.                Majority  Rule;  Unanimous Written  Consent.   In
administering the Plan, The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.4.                Compensation; Professional Assistance; Good Faith
Actions.    Members   of  the  Committee   shall   receive   such
compensation  for their services as members as may be  determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the
approval   of   the   Board,   employ   attorneys,   consultants,
accountants,   appraisers,  brokers,  or  other   persons.    The
Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of  any  such persons.  All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested
persons.   No  members  of  the  Committee  or  Board  shall   be
personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                             ARTICLE IX

                    MISCELLANEOUS PROVISIONS

9.1.                 Not  Transferable.   Options,  Restricted  Stock
awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or  the shares underlying such rights or awards have been issued,
and  all restrictions applicable to such shares have lapsed.   No
Option, Restricted Stock award, Deferred Stock award, Performance Award, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by
transfer,    alienation,   anticipation,   pledge,   encumbrance,
assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option
Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

9.2.               Amendment, Suspension or Termination of this Plan.
Except  as otherwise provided in this Section 9.2, this Plan  may be  wholly  or partially amended or otherwise modified, suspended or  terminated at any time or from time to time by the  Board  or
the  Committee.   However,  without  approval  of  the  Company's
stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the  Committee  may, except as provided in Section 9.3,  increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments theretofore granted or awarded,
unless  the  award itself otherwise expressly  so  provides.   No
Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

(a) The expiration of ten years from the date the Plan is adopted by the Board; or

(b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.4.

9.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate
Events.

(a) Subject to Section 9.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other
securities,     or     other     property),     recapitalization,
reclassification,    stock   split,    reverse    stock    split,
reorganization,   merger,  consolidation,   split-up,   spin-off,
combination,  repurchase,  liquidation,  dissolution,  or   sale,
transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

   (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in
     Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

   (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock
     Payments,   and  in  the  number  and  kind  of  shares   of
     outstanding Restricted Stock or Deferred Stock, and

   (iii) the grant or exercise price with respect to any Option, Performance Award, Dividend Equivalent or Stock
     Payment.

(b) Subject to Sections 9.3(b)(vii) and 9.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

     (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

     (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

     (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be
     exercisable    as    to   all   shares   covered    thereby,
     notwithstanding anything to the contrary in (i) Section  4.4 or (ii) the provisions of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

     (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

     (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or
     property)   subject  to  outstanding  Options,   Performance
     Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

     (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred
     Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event; and

     (vii) None of the foregoing discretionary actions taken under this Section 9.3(b) shall be permitted with
     respect   to  Options  granted  under  Section   3.4(d)   to
     Independent  Directors to the extent  that  such  discretion
     would   be   inconsistent  with  the  applicable   exemptive
     conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to  refrain from taking the discretionary actions set  forth in Section 9.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(ii) above, no Option granted to an Independent
     Director   may   be  exercised  following   such   Corporate
     Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation
     (or parent or subsidiary thereof).

(c) Subject to Section 9.3(d) and 9.8, the Committee (or the Board, in the case of Options granted to Independent
Directors)   may,  in  its  discretion,  include   such   further
provisions and limitations in any Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this
Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action  would  result  in  short-swing  profits  liability  under
Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such
exemptive  conditions.   The number of  shares  of  Common  Stock
subject to any option, right or award shall always be rounded to the next whole number.

9.4. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or  Deferred  Stock  may  be awarded prior  to  such  stockholder
approval,   provided  that  such  Options,  Performance   Awards,
Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

9.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors)
may  in  its  discretion  and in satisfaction  of  the  foregoing
requirement   allow   such  Optionee,   Grantee   or   Restricted
Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award
(or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

9.6.                Loans.   The  Committee may, in  its  discretion,
extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

9.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right
(to   the   extent  consistent  with  the  applicable   exemptive
conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

9.8.                Limitations Applicable to Section 16 Persons  and
Performance-Based   Compensation.   Notwithstanding   any   other
provision  of  this Plan, this Plan, and any Option,  Performance
Award,   Dividend  Equivalent  or  Stock  Payment   granted,   or
Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Restricted Stock or performance or incentive award described in Article VII intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in
Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.9.                Effect  of  Plan  Upon Options  and  Compensation
Plans.   The  adoption of this Plan shall not  affect  any  other
compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of
incentives   or   compensation  for   Employees,   Directors   or
Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

9.10. Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock
awards,   Performance  Awards,  Dividend  Equivalents  or   Stock
Payments under this Plan and the issuance and delivery of  shares of Common Stock and the payment of money under this Plan or under
Options,  Performance  Awards,  Dividend  Equivalents  or   Stock
Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and  state laws, rules and regulations (including but not limited
to   state   and  federal  securities  law  and  federal   margin
requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the
Company, be necessary or advisable in connection therewith.   Any
securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if
requested   by   the   Company,  provide  such   assurances   and
representations to the Company as the Company may deem  necessary or  desirable  to  assure compliance with  all  applicable  legal
requirements.   To  the extent permitted by applicable  law,  the
Plan,  Options, Restricted Stock awards, Deferred  Stock  awards,
Performance  Awards,  Dividend  Equivalents  or  Stock   Payments
granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.11.                 Titles.    Titles   are  provided   herein   for
convenience   only  and  are  not  to  serve  as  a   basis   for
interpretation or construction of this Plan.

9.12.                Governing  Law.   This Plan  and  any  agreements
hereunder shall be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

                             *  *  *

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Rentrak Corporation on February __, 1997.

          Executed on this ___ day of February, 1997.





                            Secretary